As filed with the Securities and Exchange Commission on September 16, 2014

No. 333-191019

 No. 811-22883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 5	☒
Post-Effective Amendment No.	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☐
(Check appropriate box or boxes)

ARK ETF Trust

(Exact Name of Registrant as Specified in Charter)

  c/o ARK Investment Management LLC
155 West 19th Street, Fifth Floor
 New York, NY 10011
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (212) 426-7040

Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, DE 19808 (Name and Address of Agent for Service)	With a copy to: Allison M. Fumai, Esq. Partner Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Approximate date of proposed public offering:	September 30, 2014

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated September 16, 2014

Prospectus

September 30, 2014

ARK ETF Trust Thematic Actively-Managed ETFs

ETF	NYSE Arca, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Genomic Revolution Multi-Sector ETF	ARKG
ARK Industrial Innovation ETF	ARKQ
ARK Web x.0 ETF	ARKW

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information

ARK Innovation ETF

Investment Objective

The ARK Innovation ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses(a)	0.50%
Total Annual Fund Operating Expenses	1.45%
Expense Reduction(b)	0.50%
Net Annual Fund Operating Expenses	0.95%

(a)	The Fund bears other expenses that are not covered under the management fee, which may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) (“Fund Expenses”). “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	ARK Investment Management LLC (“Adviser”) has contractually agreed, until September 30, 2015, to waive or limit its management fee or reimburse the Fund to the extent that various organizational and other expenses of the Fund (excluding Fund Expenses detailed in footnote (a) above) exceed 0.95% (“Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement, which, after the initial term, renews annually for a full year unless terminated by the Adviser upon at least 30 days’ notice prior to the end of the contract term, the Adviser may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational and other Fund expenses plus such recoupment, do not exceed the Expense Limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 97
3	$409

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. Companies relevant to this theme are those that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Companies”), industrial innovation (“Industrial Innovation Companies”) or the increased use of shared technology, infrastructure and services (“Web x.0 Companies”).

In selecting companies that the Adviser believes are relevant to a particular investment theme, it seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The types of companies that the Adviser believes are Genomic Revolution Companies, Industrial Innovation Companies or Web x.0 Companies are described below.

•	Genomic Revolution Companies. Companies that the Adviser believes are substantially focused on and are expected to substantially benefit from extending and enhancing the quality of human and other life by incorporating technological and scientific developments, improvements and advancements in genomics into their business, such as by offering new products or services that rely on genomic sequencing, analysis, synthesis or instrumentation. These companies may include ones across multiple sectors, such as healthcare, information technology, materials, energy and consumer discretionary, that develop, produce, manufacture or significantly rely on or enable bionic devices, bio-inspired computing, bioinformatics, molecular medicine and agricultural biotechnology.

•	Industrial Innovation Companies: Companies that are focused on and expected to benefit from the development of new products or services, technological improvements and advancements in scientific research related to, among other things, disruptive innovation in energy (“energy transformation companies”), automation and manufacturing (“automation transformation companies”), materials, and transportation.

2

o	The Adviser considers a company to be an energy transformation company if it seeks to capitalize on innovations or evolutions in: (i) ways that energy is stored or used; (ii) the discovery, collection and/or implementation of new sources of energy, including unconventional sources of oil or natural gas and/or (iii) the production or development of new materials for use in commercial applications of energy production, use or storage.

o	The Adviser considers a company to be an automation transformation company if it is focused on man capitalizing on the productivity of machines, such as through the automation of functions, processes or activities previously performed by human labor or the use of robotics to perform other functions, activities or processes.

•	Web x.0 Companies. Companies that are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the internet of things, and social distribution and media.

The Adviser will select investments for the Fund that represent its highest-conviction investment ideas within the theme of disruptive innovation, as described above, in constructing the Fund’s portfolio. The Adviser’s process for identifying genomic companies, industrial innovation companies and Web x.0 companies uses both “top down” (macro-economic and business cycle analysis) and “bottom up” (valuation, fundamental and quantitative measures) approaches. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include issuers of micro-, small-, medium- and large-capitalizations. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund currently intends to use only American Depositary Receipts (“ADRs”) when purchasing foreign securities.

The Fund will not be concentrated in any industry.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Emerging Market Securities Risk. Investment in securities of emerging market companies may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.

3

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, potentially higher custody costs, taxation by foreign governments, decreased market liquidity and political and economic instability. Because the Fund investments in foreign securities currently are made through the purchase of ADRs, the Fund normally will not be hedging any foreign currency exposure (since ADRs are denominated and pay dividends in US dollars).

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

•	Biotechnology Company Risk. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

4

•	Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Industrials Sector Risk. The industrials sector includes companies engaged in the aerospace and defense industry, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

•	Aerospace and Defense Company Risk. Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

•	Professional Services Company Risk. Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part upon attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse affect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product rapid obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

•	Internet Company Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

5

•	Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semi-conductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Issuer Risk. Because a Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. Although the portfolio manager has significant investment management experience, the Adviser is newly-formed and has no prior experience managing actively-managed ETFs. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to their net asset value (“NAV”). If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

6

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund may liquidate and terminate at any time without shareholder approval.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Web x.0 Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Web x.0 Companies.

•	Internet Information Provider Company Risk. Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary, advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices could adversely affect operating results. Concerns regarding a company’s products, services or processes compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

•	Catalog and Mail Order House Company Risk. Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, changes in consumer tastes with respect to products, and other factors. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

7

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-invest.com.

Management of the Fund

Investment Adviser. ARK Investment Management LLC.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund on September 30, 2014: Catherine D. Wood.

Purchase and Sale of Shares and tax information

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information About Purchases and Sales of Fund Shares and Tax Information” in this prospectus.

ARK Genomic Revolution Multi-Sector ETF

Investment Objective

The ARK Genomic Revolution Multi-Sector ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares.

8

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses(a)	0.50%
Total Annual Fund Operating Expenses	1.45%
Expense Reduction(b)	0.50%
Net Annual Fund Operating Expenses	0.95%

(a)	The Fund bears other expenses that are not covered under the management fee, which may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) (“Fund Expenses”). “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	ARK Investment Management LLC (“Adviser”) has contractually agreed, until September 30, 2015, to waive or limit its management fee or reimburse the Fund to the extent that various organizational and other expenses of the Fund (excluding Fund Expenses detailed in footnote (a) above) exceed 0.95% (“Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement, which, after the initial term, renews annually for a full year unless terminated by the Adviser upon at least 30 days’ notice prior to the end of the contract term, the Adviser may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational and other Fund expenses plus such recoupment, do not exceed the Expense Limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 97
3	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

9

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies across multiple sectors, including healthcare, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution (“Genomics Revolution Companies”).

Companies relevant to this theme are those that the Adviser believes are substantially focused on and are expected to substantially benefit from extending and enhancing the quality of human and other life by incorporating technological and scientific developments, improvements and advancements in genomics into their business, such as by offering new products or services that rely on genomic sequencing, analysis, synthesis or instrumentation. These companies may include ones that develop, produce, manufacture or significantly rely on or enable bionic devices, bio-inspired computing, bioinformatics, molecular medicine and agricultural biotechnology.

In selecting companies that the Adviser believes are relevant to a particular investment theme, it seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The Adviser will use both “top down” (macro-economic and business cycle analysis) and “bottom up” (valuation, fundamental and quantitative measures) approaches to select investments for the Fund. The Fund may invest in certain companies that the Adviser believes are well-positioned to capitalize on and expected to devote substantial efforts to business lines enabled by disruptive genomic innovation, even if such companies do not currently derive a substantial portion of their revenues from genomics related activities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include issuers of micro-, small-, medium- and large-capitalizations. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund currently intends to use only American Depositary Receipts (“ADRs”) when purchasing foreign securities.

The Fund will be concentrated in issuers in any industry or group of industries in the health care sector, including, in particular, issuers having their principal business activities in the biotechnology industry. Other industries in the health care sector include medical laboratories and research and drug manufacturers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.

10

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, potentially higher custody costs, taxation by foreign governments, decreased market liquidity and political and economic instability. Because the Fund investments in foreign securities currently are made through the purchase of ADRs, the Fund normally will not be hedging any foreign currency exposure (since ADRs are denominated and pay dividends in US dollars).

Future Expected Genomic Business Risk. The Adviser expects to invest at least 80% of the Fund’s assets in Genomics Revolution Companies. However, certain of these companies do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

•	Biotechnology Company Risk. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

•	Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

11

Issuer Risk. Because a Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. Although the portfolio manager has significant investment management experience, the Adviser is newly-formed and has no prior experience managing actively-managed ETFs. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance.

Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to their net asset value (“NAV”). If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund may liquidate and terminate at any time without shareholder approval.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

12

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-invest.com.

Management of the Fund

Investment Adviser. ARK Investment Management LLC.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception on September 30, 2014: Catherine D. Wood.

Purchase and Sale of Shares and tax information

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information About Purchases and Sales of Fund Shares and Tax Information” in this prospectus.

ARK Industrial Innovation ETF

Investment Objective

The ARK Industrial Innovation ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses(a)	0.50%
Total Annual Fund Operating Expenses	1.45%
Expense Reduction(b)	0.50%
Net Annual Fund Operating Expenses	0.95%

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(a)	The Fund bears other expenses that are not covered under the management fee, which may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) (“Fund Expenses”). “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	ARK Investment Management LLC (“Adviser”) has contractually agreed, until September 30, 2015, to waive or limit its management fee or reimburse the Fund to the extent that various organizational and other expenses of the Fund (excluding Fund Expenses detailed in footnote (a) above) exceed 0.95% (“Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement, which, after the initial term, renews annually for a full year unless terminated by the Adviser upon at least 30 days’ notice prior to the end of the contract term, the Adviser may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational and other Fund expenses plus such recoupment, do not exceed the Expense Limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 97
3	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of industrial innovation.

Companies that are expected to focus on and benefit from the development of new products or services, technological improvements and advancements in scientific research related to, among other things, disruptive innovation in energy (“energy transformation companies”), automation and manufacturing (“automation transformation companies”), materials, and transportation.

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o	The Adviser considers a company to be an energy transformation company if it seeks to capitalize on innovations or evolutions in: (i) ways that energy is stored or used; (ii) the discovery, collection and/or implementation of new sources of energy, including unconventional sources of oil or natural gas and/or (iii) the production or development of new materials for use in commercial applications of energy production, use or storage.

o	The Adviser considers a company to be an automation transformation company if it is focused on man capitalizing on the productivity of machines, such as through the automation of functions, processes or activities previously performed by human labor or the use of robotics to perform other functions, activities or processes.

In selecting companies that the Adviser believes are relevant to a particular investment theme, it seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The Adviser will use both “top down” (macro-economic and business cycle analysis) and “bottom up” (valuation, fundamental and quantitative measures) approaches to select investments for the Fund.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include issuers of micro-, small-, medium- and large-capitalizations. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund currently intends to use only ADRs when purchasing foreign securities.

The Fund will be concentrated in issuers in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.

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Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, potentially higher custody costs, taxation by foreign governments, decreased market liquidity and political and economic instability. Because the Fund investments in foreign securities currently are made through the purchase of ADRs, the Fund normally will not be hedging any foreign currency exposure (since ADRs are denominated and pay dividends in US dollars).

Industrials Sector Risk. The industrials sector includes companies engaged in the aerospace and defense industry, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

•	Aerospace and Defense Company Risk. Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

•	Professional Services Company Risk. Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part upon attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse affect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product rapid obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

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•	Internet Company Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

•	Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semi-conductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Issuer Risk. Because a Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. Although the portfolio manager has significant investment management experience, the Adviser is newly-formed and has no prior experience managing actively-managed ETFs. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance.

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Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect the securities markets.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to their net asset value (“NAV”). If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund may liquidate and terminate at any time without shareholder approval.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-invest.com.

Management of the Fund

Investment Adviser. ARK Investment Management LLC.

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Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund on September 30, 2014: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information About Purchases and Sales of Fund Shares and Tax Information” in this prospectus.

ARK Web x.0 ETF

Investment Objective

The ARK Web x.0 ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	—%
Other Expenses(a)	0.50%
Total Annual Fund Operating Expenses	1.45%
Expense Reduction(b)	0.50%
Net Annual Fund Operating Expenses	0.95%

(a)	The Fund bears other expenses that are not covered under the management fee, which may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) (“Fund Expenses”). “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	ARK Investment Management LLC (“Adviser”) has contractually agreed, until September 30, 2015, to waive or limit its management fee or reimburse the Fund to the extent that various organizational and other expenses of the Fund (excluding Fund Expenses detailed in footnote (a) above) exceed 0.95% (“Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement, which, after the initial term, renews annually for a full year unless terminated by the Adviser upon at least 30 days’ notice prior to the end of the contract term, the Adviser may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational and other Fund expenses plus such recoupment, do not exceed the Expense Limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 97
3	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of Web x.0.

Companies relevant to this theme are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may include mail order houses which generate the entirety of their business through websites and which offer internet-based products and services, such as streaming media or cloud storage in addition to traditional physical goods. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the internet of things, and social distribution and media.

In selecting companies that the Adviser believes are relevant to a particular investment theme, it seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including internal and external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The types of companies that the Adviser believes are relevant to this theme are those that are focused on shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, among others. The Adviser will use both “top down” (macro-economic and business cycle analysis) and “bottom up” (valuation, fundamental and quantitative measures) approaches to select investments for the Fund.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include issuers of micro-, small-, medium- and large-capitalizations. The Fund’s investments in foreign equity securities will be in both developed and emerging markets.

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The Fund will be concentrated in issuers in issuers having their principal business activities in the internet information provider and catalog and mail order house industry.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Issuer Risk. Because a Fund may invest in between 40 and 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. Although the portfolio manager has significant investment management experience, the Adviser is newly-formed and has no prior experience managing actively-managed ETFs. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance.

Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to their net asset value (“NAV”). If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund may liquidate and terminate at any time without shareholder approval.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Web x.0 Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Web x.0 Companies.

•	Internet Information Provider Company Risk. Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary, advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices could adversely affect operating results. Concerns regarding a company’s products, services or processes compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

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•	Catalog and Mail Order House Company Risk. Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, changes in consumer tastes with respect to products, and other factors. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-invest.com.

Management of the Fund

Investment Adviser. ARK Investment Management LLC.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception on September 30, 2014: Catherine D. Wood.

Purchase and Sale of Shares and tax information

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information About Purchases and Sales of Fund Shares and Tax Information” in this prospectus.

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Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at their NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold on a national securities exchange through brokers. The prices at which Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than NAV, Shares of a Fund may trade at a price greater than or less than NAV. Shares of each Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“Exchange”).

Tax Information

Each Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Funds’ Strategies and Risks

Investment Objective of Each Fund

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (“Board”) of ARK ETF Trust (“Trust”) without shareholder approval. There is no assurance that a Fund will meet its investment objective.

Principal Investment Strategies

The Adviser may cause a Fund to sell a security when the Adviser believes the issuer is no longer relevant to the applicable investment theme, or the security is overvalued or ceases to be an attractive investment due to, among other reasons, unfavorable sector-, industry- or issuer-specific developments.

Principal Risks

The value of your investment in a Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in a Fund.

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Currency Risk. Fluctuations in foreign currency exchange rates may negatively affect the value of the Fund’s investments in securities traded in foreign markets and held in foreign currencies. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. These risks include: smaller market capitalization of and less liquidity in securities markets, significant price volatility, restrictions on foreign investment and repatriation, greater social, economic and political uncertainty and instability, more substantial governmental involvement in the economy, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers and less developed legal systems. In addition, emerging markets may be particularly sensitive to future economic or political crises could lead to or exacerbate existing price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market currencies may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Risk. The value of the equity securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which a Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Foreign Securities Risk. Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

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Issuer Risk. Because a Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s portfolio may cause the value of its securities to decline.

Large-Capitalization Companies Risk. Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large capitalization company may not rise as much as that of a smaller-capitalization company.

Management Risk. As actively-managed ETFs, the Funds are subject to management risk. In managing the Funds, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Funds, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement a Fund’s investment strategies will significantly influence the Fund’s performance.

Market Risk. The value of a Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. Market fluctuations may result from economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. The value of a Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect the securities markets.

Market Trading Risk. Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in their NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities in a Fund’s portfolio trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

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Absence of Prior Active Market. Each Fund is a newly organized series of an investment company and thus has no operating history. While the Funds’ Shares are expected to be listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

New Fund Risk. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of a Fund can be initiated without shareholder approval. As a result, the timing of a Fund’s liquidation may not be favorable.

Non-Diversified Risk. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

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Small- and Medium-Capitalization Companies Risk. A Fund may invest in small- and medium-capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Small- and medium-capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.

Additional Principal Risk Applicable to ARK Innovation ETF and ARK Genomic Revolution Multi-Sector ETF:

Health Care Sector Risk. The profitability of companies in the health care sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for certain companies in the health care sector are payments from the Medicare and Medicaid programs. As a result, such companies are sensitive to legislative changes and reductions in governmental spending for such programs. Failure of health care companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid. State or local health care reform measures may also adversely affect health care companies. Health care companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Companies in the health care sector may be thinly capitalized.

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Additional Investment Strategies

As non-principal investment strategies, each Fund may invest no more than 35% of its assets in depositary receipts (including sponsored American Depositary Receipts (“ADRs”) and sponsored ADRs and Global Depositary Receipts (“GDRs”)), rights, warrants, preferred securities and convertible securities. A Fund may invest up to 10% of its total assets in unsponsored ADRs traded over-the-counter (“OTC”). In addition, a Fund may use derivative instruments for hedging or risk management purposes or as part of its investment practices. Derivative instruments are contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These underlying assets, reference rates or indices may include stocks, interest rates, currency exchange rates and stock indices.

Each Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and bonds that are rated BBB or higher and shares of short-term fixed income or money market funds.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions, in pursuing arbitrage opportunities or hedging strategies or for other similar purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3% of its assets.

Each Fund may borrow money from a bank to the extent permitted by the 1940 Act to meet redemptions or for temporary or emergency purposes.

Additional Risks

Convertible Securities Risk. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

Depositary Receipts Risk. ADRs and GDRs are securities typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States.

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Derivatives Risk. Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause a Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect a Fund’s ability to use such instruments as a part of its investment strategy.

Leverage Risk. To the extent that a Fund borrows money in the limited circumstances described above under “Additional Investment Strategies,” it may be leveraged. Additionally, certain transactions in which a Fund may engage may present leverage risk. A Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged.

Rights and Warrants Risk. Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights and warrants do not represent an ownership interest in an issuer or carry with them dividend or voting rights with respect to the underlying securities. Investment in rights and warrants may thus be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and ceases to have value if it is not exercised prior to expiration.

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Preferred Securities Risk. Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If a Fund owns a preferred security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

Securities Lending Risk. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Temporary Defensive Strategy Risk. When a Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Management of the Funds

Investment Adviser. ARK Investment Management LLC, located at 155 West 19th Street, Fifth Floor, 10011, serves as the Funds’ investment adviser. (“ARK” is an acronym of Active, Research and Knowledge.) The Adviser was formed in June 2013 and registered with the SEC in January 2014. Under the terms of an investment advisory agreement between the Trust and the Adviser with respect to each Fund (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general supervision of the Board. The Adviser’s duties as adviser to each Fund include furnishing a continuous investment program for the Fund and determining what investments or securities will be purchased, held or sold.

Pursuant to the supervision agreement between the Trust and the Adviser with respect to each Fund (“Supervision Agreement”), and subject to the general supervision of the Board, the Adviser provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Supervision Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to the Advisory Agreement.

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Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory and supervisory services under a comprehensive structure. Each Fund will pay a monthly Management Fee to the Adviser at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.95%. In addition, each Fund bears other fees and expenses that are not covered by the Supervision Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

A discussion regarding the Board’s approval of the Advisory Agreement with respect to each Fund will be available in the Trust’s semi-annual or annual shareholder report for each Fund for the fiscal year ended June 30.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon is the administrator for the Funds (“Administrator”), the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds. The Administrator is responsible for providing certain operational, clerical, recordkeeping and/or bookkeeping services for the Funds.

Distributor. Foreside Fund Services, LLC is the distributor of the Shares of the Funds. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in Shares. The Shares are expected to be traded in the secondary market.

Portfolio Manager. Catherine Wood serves as chief investment officer of the Funds. Having completed 12 years at AllianceBernstein LP, Ms. Wood founded ARK Investment Management LLC and registered the firm with the SEC in January 2014.  At AllianceBernstein LP, Ms. Wood was Chief Investment Officer of Global Thematic Strategies, with $5 billion in assets under management. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as Chief Economist, Equity Research Analyst, Portfolio Manager and Director. Ms. Wood received her B.S., summa cum laude, in Finance and Economics from the University of Southern California in 1981.

shareholder information

Pricing of Fund Shares

The NAV per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities will be based on market prices. Price information on listed securities and assets will be taken from the exchange where the security or asset is primarily traded. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities.

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Unsponsored ADRs will be valued on the basis of the market closing price on the exchange where the stock of the foreign issuer that underlies the ADR is listed.

If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board. A Fund may also use fair value pricing in a variety of circumstances, including but not limited to, trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

Buying and Selling Shares

The Shares of each Fund have been approved for listing on the Exchange.. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants. Beneficial owners of Shares are not considered the registered holder thereof and are subject to the same restrictions and procedures as any beneficial owner of stocks held in book-entry or “street name” form. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.

The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by any Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board, and the Board has adopted a resolution that no such fees will be paid in the first 12 months of a Fund’s operations. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the shares of a Fund will be reduced by the amount of distribution and service fees and other expenses of the Fund.

Dividends and Distributions

Each shareholder of a Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

A Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. A Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through whom you purchased Shares makes such option available.

Tax Consequences

General. As with any investment, you should consider how your Fund investment will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

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Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. A Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

A Fund may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

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Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Each Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

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If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by a Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from a Fund in Creation Units by Authorized Participants (“APs”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with a Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Tax-Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally or partially in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of a Fund, to the extent used, generally is not expected to lead to a tax event for shareholders.

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Financial Highlights

As of the date of this prospectus, the Funds commenced operations and, therefore, do not have a financial history.

Premium/Discount Information

As of the date of this prospectus, the Funds commenced operations and, therefore, do not have information about the differences between each Fund’s daily market price on the Exchange and its NAV. Information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund during the past four calendar quarters, when available, can be found at http://ark-invest.com.

General Information

The Trust was organized as a Delaware statutory trust on June 7, 2013. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Dechert LLP serves as counsel to the Trust, including each Fund.

Sullivan & Worcester LLP serves as independent counsel to the independent trustees.

Tait, Weller & Baker, LLP serves as the Trust’s independent registered public accounting firm and will audit the Funds’ financial statements annually.

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Other Information

This prospectus does not contain all the information included in the registration statement filed with the SEC with respect to the Funds. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Funds’ registration statement, including this prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Foreside Fund Services, LLC at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 855-406-1506.

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The Funds’ SAI is incorporated herein by reference and is legally part of this prospectus. Additional information about the Funds’ investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by visiting the Fund’s website at http://ark-invest.com, writing to the Fund at c/o ARK Investment Management LLC, 155 West 19th Street, New York, NY 10011 or by calling (212) 426-7040.

Investment Company Act File No. 811-22883

The information in this Statement of Additional Information is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and
Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated September 16, 2014

ARK ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated September 30, 2014

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus of ARK ETF Trust (“Trust”) dated September 30, 2014 (“Prospectus”) for the following series of the Trust, as it may be supplemented from time to time:

ETF	NYSE Arca, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Genomic Revolution Multi-Sector ETF	ARKG
ARK Industrial Innovation ETF	ARKQ
ARK Web x.0 ETF	ARKW

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust or the Trust’s Distributor, Foreside Fund Services, LLC or by calling 855-406-1506.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of four investment portfolios: This SAI relates to ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF and ARK Web x.0 ETF, each a series of the Trust (each, a “Fund” and collectively, the “Funds”). Each Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 7, 2013. The shares of each Fund are referred to herein as “Shares.”

Each Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by a Fund only in Creation Units. Only Authorized Participants (defined below) may enter into Creation Unit transactions with a Fund. Creation Units of a Fund are issued and redeemed generally in exchange for specified securities held by the Fund and a specified cash payment. The Shares of each Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“Arca” or “Exchange”), and will trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Summary Information--Principal Risks” (with respect to each applicable Fund) “Additional Information About the Funds’ Investment Strategies and Risks,” “Shareholder Information--Determination of NAV” and “Shareholder Information--Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Funds are expected to be approved for listing on Arca, subject to notice of issuance, and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the intra-day NAV of a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions in Shares will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Funds are not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

INVESTMENT POLICIES and risks

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus (with respect to each applicable Fund) under the headings “Summary Information--Principal Investment Strategies”; “Summary Information--Principal Risks” and “Additional Information About the Funds’ Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in which a Fund invests are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Because each Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

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Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Funds by ARK Investment Management LLC (“Adviser”).

Futures Contracts and Options

The Funds may enter into futures contracts, options and options on futures contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to purchase the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums.  Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

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After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. Because futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options could be based upon predictions as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund may be required to make additional margin payments.

When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract in the case of non-cash settled futures contracts or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position) in the case of cash settled futures contracts.

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Swaps

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. Swap agreements entail the risk that a party will default on its payment obligations thereunder.

The use of swap agreements involves certain risks. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction; however, such remedies may be subject to bankruptcy insolvency laws. A Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

In the event a Fund uses swap agreements, the Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associates with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Lending Portfolio Securities

A Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The following conditions must be met whenever a Fund’s portfolio securities are loaned: (i) the Fund must require the borrower to increase the collateral so that it remains equal to at least 100% of the value of the portfolio securities loaned whenever the market value of the securities loaned rises above the current level of such collateral; (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay only reasonable custodian fees in connection with the loan; and (v) the Trust’s Board of Trustees (“Board”) must be able to recall a Fund’s loan to vote the securities if such vote involves a material event that may adversely affect the investment. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds; such reinvestments are subject to investment risk. Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

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Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. Substitute payments for dividends received by a Fund for securities lent out by the Fund will not be qualified dividend income. The Funds take the tax effects of this difference into account in their securities lending program.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

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In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Board has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Fund.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, a Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Securities of Other Investment Companies

Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, a Fund may invest its assets in the securities of investment companies that are money market funds in excess of the limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Borrowing

A Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 33 1/3% of the Fund’s total assets.

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Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trust with respect to such a transaction, it will not be considered a “senior security” by a Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Temporary Defensive Position

Each Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and bonds that are rated BBB or higher and shares of short-term fixed income or money market funds.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, except as noted below, each Fund may not:

1.	Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

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3.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	Purchase any security if, as a result of that purchase, the Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except: (a) ARK Genomic Revolution Multi-Sector ETF will concentrate in securities of issuers having their principal business activities in any industry or group of industries in the heath care sector, including issuers having their principal business activities in the biotechnology industry; (b) ARK Industrial Innovation ETF will concentrate in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector or (ii) information technology sector, although it will not concentrate in any specific industry; and (c) ARK Web x.0 ETF will concentrate in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions as non-fundamental policies (i.e., those which may be changed by the Board without a shareholder vote). Each Fund may not:

1.	Purchase securities that at the time of investment are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities;

2.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; and

3.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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With respect to fundamental policy (7), above, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction. For purposes of fundamental policy (7), above, each Fund considers an issuer to have its “principal business activities” in an industry or group of industries if the issuer derives more than 50% of its revenues from a business considered to be a part of such industry or group of industries according to a third party’s industry classification system or that of the Adviser.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Darlene T. DeRemer, an Independent Trustee, serves as Chair of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser, the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Catherine D. Wood, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

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Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Seal & Supply Inc. (since 2011); Director, President and Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009-2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002-2010) (technology company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).	Director of Bayview Acquisition Corp (since 2010); Trustee of Global X Funds (since 2008).
Darlene T. DeRemer, 58	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005 – current).	None.
Robert G. Zack, 65	Trustee	Since June 30, 2014	Counsel, Dechert LLP (2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004-2011); General Counsel, OppenheimerFunds, Inc. (2002-2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001-2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001-2011); Vice President and Secretary, Oppenheimer funds (2002-2011).	Trustee of University of Virginia Law School Foundation (since 2011).

1. The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.

2. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

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Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 57	President, Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).	None.

1. The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.

2. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 57	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since June 30, 2014	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); Senior Vice President and Chief Investment Officer of Strategic Thematic Strategies, AllianceBernstein L.P. (2001 – 2013).
Jane A. Kanter, 65	Secretary, Chief Legal Officer and Interim Chief Compliance Officer	Since June 30, 2014	Chief Operating Officer, General Counsel and Interim Chief Compliance Officer, ARK Investment Management LLC (since 2014); Of Counsel, Dechert LLP (since 2014); Partner, Dechert LLP (1997-2014).
William C. Cox, 47	Treasurer and Chief Financial Officer	Since June 30, 2014	Fund Principal Financial Officer, Foreside Financial Group, LLC (since 2013); Vice President, State Street Corporation (1997-2012).

1. The address for each officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.

2. Officers are elected yearly by the Trustees.

The Board has an Audit Committee, consisting of three Trustees who are Independent Trustees. Scott R. Chichester currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Scott R. Chichester is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Since the Funds have only commenced operations as of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of that date.

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As of commencement of operations of each Fund, for each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in ARK Innovation ETF (As of Sept. 30, 2014)	Dollar Range of Equity Securities in ARK Genomic Revolution Multi-Sector ETF (As of Sept. 30, 2014)	Dollar Range of Equity Securities in ARK Industrial Innovation ETF (As of Sept. 30, 2014)	Dollar Range of Equity Securities in ARK Web x.0 ETF (As of Sept. 30, 2014)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of Sept. 30, 2014)
Scott R. Chichester	None	None	None	None	None
Darlene T. DeRemer	None	None	None	None	None
Catherine D. Wood	None	None	None	None	None
Robert G. Zack	None	None	None	None	None

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor of the Funds.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $20,000 and an additional annual fee of $5,000 to each of the Chair of the Board and the Chair of the Audit Committee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ending June 30, 2015. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust
Scott R. Chichester	$25,000	None	$25,000
Darlene T. DeRemer	$25,000	None	$25,000
Catherine D. Wood	None	None	None
Robert G. Zack	$20,000	None	$20,000

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

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Investment Adviser and Investment Adviser

ARK Investment Management LLC acts as investment adviser to each Fund and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds pursuant to an investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”). The Adviser is a Delaware limited liability company with headquarters in 155 West 19th Street, Fifth Floor, New York, NY 10011.

The Investment Advisory Agreement with respect to each Fund is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or with respect to a Fund by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify and hold the Adviser harmless for certain losses and liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or is the result of the Adviser’s reckless disregard of its duties and obligations.

Pursuant to a supervision agreement between the Trust and the Adviser (“Supervision Agreement”) and subject to the general supervision of the Board, the Adviser provides or causes to be furnished to the Trust (and each of the Funds) all supervisory and other services reasonably necessary for the operation of the Funds, including audit, legal, transfer agency, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements), certain custodial services (provided pursuant to a separate custodian agreement), and investment advisory services (provided pursuant to the Investment Advisory Agreement), under what is essentially an all-in fee structure. Each Fund bears other expenses that are not covered under the Supervision Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, certain transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the fee paid pursuant to the Supervision Agreement and would benefit from any price decreases in third-party services covered by the Supervision Agreement, including decreases resulting from an increase in net assets.

Pursuant to the Supervision Agreement, each Fund pays the Adviser a fee calculated daily and paid monthly of 0.95% of the average daily net assets of the Fund.

Administrator, Custodian and Transfer Agent

The Trust and The Bank of New York Mellon, located at One Wall Street, New York, New York 10286 (“Administrator”), have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

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The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Adviser pays the Administrator for its services under the Administration Agreement.

The Bank of New York Mellon, (“Custodian”), located at One Wall Street, New York, New York 10286, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and the Custodian. As the Fund’s custodian, the Custodian holds the Fund’s assets. The Custodian also serves as the Fund’s transfer agent pursuant to a transfer agency and service agreement. The Custodian may be reimbursed by the Fund for its out-of-pocket expenses. In addition, the Custodian provides various accounting services to the Fund pursuant to a fund accounting agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date, subject to annual renewal, unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or a Fund offering its Shares (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units--Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) with respect to each Fund by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Manager

As of the date of this SAI, the Funds’ portfolio manager does not manage any other accounts.

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Portfolio Manager Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Analysts and other members of the Adviser’s research team receive a salary and are eligible to receive an annual incentive bonus and stock awards. The compensation is designed to be competitive with the marketplace and to reflect the relative experience and contribution of each analyst to the Adviser. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Funds, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

Portfolio Manager Share Ownership

As of the date of this SAI and upon commencement of operations of the Funds, the Funds’ portfolio manager does not beneficially own any Shares of a Fund.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund.

The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (“Portfolio Holdings Disclosure Policy”). The Portfolio Holdings Disclosure Policy is designed to: (i) protect the confidentiality of the Funds’ non-public portfolio holdings information; (ii) prevent the selective disclosure of such information; (iii) ensure compliance by the Adviser and the Funds with federal securities laws, including the 1940 Act and the rules promulgated thereunder; and (iv) address any potential conflicts of interest between a Fund’s shareholders and the Adviser or the Distributor or their affiliates. The Trust’s Chief Compliance Officer (“CCO”) is responsible for implementing and monitoring compliance with the Portfolio Holdings Disclosure Policy. Under the Portfolio Holdings Disclosure Policy, non-public disclosures of a Fund’s portfolio holdings to unaffiliated third parties without a contractual relationship to the Trust or the Adviser are not permitted and any exceptions to the Portfolio Holdings Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Fund and its shareholders. The CCO must report any exceptions made to the Portfolio Holdings Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting. The Adviser, Administrator, Custodian, Distributor and other service providers to the Funds or the Adviser may receive non-public portfolio holdings information in the course of performing services to the Funds or the Adviser but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. Each Fund’s Form N-Q will be available through the Fund’s website, at http://ark-invest.com or by writing to 155 West 19th Street, Fifth Floor, New York, NY 10011. Information on Form N-Q for each Fund will be available on or about the sixtieth day after the close of the first and third quarters of the Fund’s fiscal year.

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CODE OF ETHICS

The Funds, the Adviser, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (“Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by a Fund must be approved in advance by the CCO. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser or the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to a Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund will be available through the Fund’s website, at http://ark-invest.com, or by writing to 155 West 19th Street, Fifth Floor, New York, NY 10011. Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. Each Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. The Adviser does not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

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Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information--Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities (“Deposit Instruments”) and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by a Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of each Deposit Instrument to be included in the current Creation Deposit (based on information at the end of the previous Business Day) as well as the Cash Amount for each Fund. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of securities of the Deposit Instruments required for the Creation Deposit for a Fund changes pursuant to the changes in the composition of the Fund’s portfolio are reflected from time to time by the Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

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In addition to the list of names and numbers of securities constituting the current Deposit Instruments of the Creation Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Amount effective through and including the previous Business Day, per outstanding Shares of the applicable Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of each Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Amount to replace any Deposit Instrument which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Creation Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through an Authorized Participant. At any given time there may be only a limited number of Authorized Participants. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

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Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

An Authorized Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Creation Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

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Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the Authorized Participant, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to a Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to Authorized Participants of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Creation Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.

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Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the in-kind securities and instruments (“Redemption Instruments”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments.

Redemption Transaction Fee

The basic redemption transaction fee of $500 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

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Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Authorized Participant. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (“DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within three business days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information--Determination of NAV.”

The NAV per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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The values of each Fund’s portfolio securities will be based on market prices. Price information on listed securities and assets will be taken from the exchange where the security or asset is primarily traded. In the absence of a last reported sales price, or if no sales were reported, and for other securities and assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities.

For assets such as options, futures, and swaps, the Funds will utilize pricing services.

Non-exchange-traded derivatives, including forwards, swaps and certain options, will normally be valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those assets. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options will be valued at market closing price.

Futures and options on futures will be valued at the settlement price determined by the applicable exchange.

Unsponsored ADRs will be valued on the basis of the market closing price on the exchange where the stock of the foreign issuer that underlies the ADR is listed.

Fixed income securities generally trade in the over-the-counter market rather than on a securities exchange. A Fund will generally value these portfolio securities by relying on independent pricing services. A Fund’s pricing services will use valuation models or matrix pricing to determine current value. In general, pricing services use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix price is an estimated price or value for a fixed-income security. Matrix pricing is considered a form of fair value pricing.

If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board. A Fund may also use fair value pricing in a variety of circumstances, including but not limited to, trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information--Distributions.”

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General Policies

Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. The Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, no entity beneficially owned any voting securities of a Fund.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information--Tax Information.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

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A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for tax purposes.

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Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

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Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, each Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to each Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of a Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o ARK Investment Management LLC, 155 West 19th Street, Fifth Floor, New York, NY 10011.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trust and has passed upon the validity of the Funds’ Shares.

Sullivan & Worchester, LLP, 1666 K Street, NW Washington, DC 20006 is counsel to the Independent Trustees.

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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APPENDIX A
PROXY VOTING POLICIES

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

Introduction

ARK Investment Management LLC (“ARK”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty and to ensure that proxies are voted in the best interests of ARK’s client(s).1

Statement of Policy

It is ARK’s policy, where proxy voting authority has been delegated to ARK by client(s), that all proxies are voted in the best interest of the client without regard to the interests of ARK or other related parties. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of ARK that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

Procedures

Subject to the procedures set forth below, ARK’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

Use of Third Party Proxy Service

In connection with its responsibilities expressed herein, ARK has examined third-party services to assist it in researching and voting proxies and development of proxy voting guidelines. (“Proxy Agent”), to assist it in this regard. Proxy Agent helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance investor returns. ARK will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by Proxy Agent. Proxy Agent will research each proxy and provide a recommendation to ARK as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. Proxy Agent will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

Review of Recommendations

ARK’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any Proxy Agent voting recommendation (“Recommendation”). Consequently, the portfolio manager or other appointed staff is responsible for understanding and reviewing how proxies are voted for their client(s), taking into account the Policy, the Guidelines and the best interest of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interests of the client(s). ARK will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. ARK may choose not to vote proxies under the following circumstances:

[1]	ARK typically has responsibility to vote proxies on behalf of all Clients, subject to the terms of each Client’s advisory agreement.

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•	if the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	if the cost of voting the proxy outweighs the possible benefit; or

•	if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent ARK from exercising its voting authority.

Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must memorialize the determination by filling out a Proxy Vote Override Form, attached as Attachment A (or other document containing substantially the same information) and submit it to the chief compliance officer (“CCO”) for determination as to whether a potential material conflict of interest exists between ARK and the client on whose behalf the proxy is to be voted (“Material Conflict”). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where ARK is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where ARK or an affiliated person of the ARK also:

•	manages the issuer’s or proponent’s pension plan;

•	administers the issuer’s or proponent’s employee benefit plan;

•	provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	manages money for an employee group.

Additional Material Conflicts may exist if an executive of ARK or its control affiliates is a close relative of, or has a personal or business relationship with:

•	an executive of the issuer or proponent;

•	a director of the issuer or proponent;

•	a person who is a candidate to be a director of the issuer;

•	a participant in the proxy contest; or

•	a proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of ARK will only be considered to the extent that the applicable portfolio management area of ARK has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence ARK with respect to voting, the value of the relationship to ARK can create a Material Conflict.

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Material Conflicts may exist when ARK manages a separate account, a fund or other collective investment vehicle that invests in affiliated funds. When ARK receives proxies in its capacity as a shareholder of an underlying fund, ARK will vote in accordance with the recommendation of an independent Proxy Agent applying ARK’s predetermined guidelines. If there is no relevant predetermined guideline, ARK will vote in accordance with the recommendation of the independent Proxy Agent. If the independent Proxy Agent does not provide a recommendation, ARK then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in those underlying funds.

If the CCO determines that there is no potential Material Conflict, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, it will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the CCO may review the following factors:

•	the percentage of outstanding securities of the issuer held on behalf of clients by ARK;

•	the nature of the relationship of the issuer with ARK, its affiliates or its executive officers;

•	whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision;

•	whether the direction (for or against) of the proposed vote would appear to benefit ARK or a related party; and

•	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

ARK may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event Proxy Agent itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. The CCO will review the form and if it determines that there is no potential Material Conflict, the portfolio manager may instruct Proxy Agent to vote the proxy issue as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, it will make a determination based on a consideration of the factors noted above.

Lending

ARK will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

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Compliance Monitoring

Monitoring of Overrides

The CCO will periodically review Proxy Agent reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

CCO Reporting

Each quarter, the CCO will report to each Client, including to the Board, with respect to proxy votes on behalf of an ETF, all proxy votes involving the Client in which ARK has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential Material Conflict and participation of the CCO.

Annually, CCO will provide all Clients and the Board with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of a Client (e.g., votes against management), and any votes presenting Material Conflicts.

Client Reporting

Disclosure to Advisory Clients

ARK will provide a copy of this Policy and the Guidelines upon request from a client. In addition, ARK will provide any client who makes a written or verbal request with a copy of a report disclosing how ARK voted securities held in that client’s portfolio.

With respect to proxies voted on behalf of ETFs, reports will be available for each twelve month period from July 1 to June 30 of the following year. The report will generally contain the following information:

•	the name of the issuer of the security;

•	the security’s exchange ticker symbol;

•	the security’s CUSIP number;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or by a security holder;

•	whether ARK cast its vote on the matter;

•	how ARK voted; and

•	whether ARK voted for or against management.

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Investment Company Disclosures

For each investment company that ARK manages, ARK will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year. ARK will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semi-annual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available through the fund’s website and on the U.S. Securities and Exchange Commission (“SEC”) website.

ARK will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. ARK will further ensure that the annual and semi-annual report to for each fund states that a description of the fund’s proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

Recordkeeping

Either ARK or Proxy Agent, or both, as indicated below, will maintain the following records:

•	a copy of the Policy and Guidelines (both);

•	a copy of each proxy statement received by ARK regarding client securities (Proxy Agent);

•	a record of each vote cast by ARK on behalf of a client (Proxy Agent);

•	a copy of all documents created by ARK that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents; and

•	a copy of each written request by a client for information on how ARK voted proxies on behalf of the client, as well as a copy of any written response by ARK to any request by a client for information on how ARK voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least six years.

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ARK Genomic Revolution ETF

(a portfolio of ARK ETF Trust)

STATEMENT OF ASSETS AND LIABILITIES

As of September 8, 2014

Assets:
Cash	$100,000
Total Assets	100,000
Liabilities:
-
Total Liabilities	-
Net Assets:	$100,000
Components of Net Assets:
Paid in Capital (applicable to 5,000 shares outstanding, no
par value, unlimited number of shares authorized)	$100,000
Net asset value per share outstanding ($100,000 divided by
5,000 Shares outstanding)	$20.00

See accompanying Notes to Financial Statements.

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ARK Genomic Revolution ETF

(a portfolio of ARK ETF Trust)

NOTES TO FINANCIAL STATEMENTS

Note 1: Organization

ARK ETF Trust is a newly organized, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust currently consists of four (4) non-diversified investment portfolios: the ARK Innovation ETF, ARK Genomic Revolution ETF, ARK Industrial Innovation ETF and ARK Web x.0 ETF (collectively, the “Funds”).

The Trust has had no operations to date other than matters relating to its organization and registration and the sale and issuance to ARK Investment Management LLC (the “Adviser”), of 5,000 Shares at an aggregate purchase price of $100,000 in ARK Genomic Revolution ETF (the “Fund”). The investment objective of the Fund is long-term capital appreciation.

Note 2: Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Cash

Cash includes non-interest bearing non-restricted cash with one financial institution.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders.

39

ARK Genomic Revolution ETF

(a portfolio of ARK ETF Trust)

NOTES TO FINANCIAL STATEMENTS

Note 3: Investment Management and Expense Limitation Agreements

The Trust and the Adviser have entered into an Advisory Agreement, under the terms of which the Adviser will provide investment advice and have overall responsibility for the general management and administration of the Funds. Upon commencement of operations of the Fund, the Fund’s management fee of 0.95% of its average daily net assets will be accrued daily and paid monthly by the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed, until September 30, 2015, to waive or limit its management fee or reimburse the Fund to the extent that various organizational and other expenses of the Fund (excluding certain taxes, fees, interest expense and extraordinary expenses) exceed 0.95% of the Fund’s average net assets.

Note 4: Administrator, Transfer Agent, Custodian and Distributor

The Bank of New York Mellon serves as Administrator of the Funds, custodian of the Funds’ assets, transfer agent and fund accounting agent of the Funds.

Foreside Fund Services, LLC serves as the Distributor of the Funds.

Note 5: Organization and Offering Costs

The Adviser has agreed to pay all organizational and offering costs of the Funds.

Note 6: Issuance or Redemption of Fund Shares

The Fund is an actively managed exchanged-traded fund or ETF. The shares of each Fund have been approved for listing on the Exchange. If you buy or sell shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s shares, this spread can increase significantly. It is anticipated that shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of shares are more likely to differ significantly from shares’ NAV.

Note 7: Subsequent Events

Management has evaluated events and transactions occurring through the date of filing these financial statements. Such evaluations resulted in no adjustments to the accompanying financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of ARK ETF Trust and

Shareholder of ARK Genomic Revolution ETF

We have audited the accompanying statement of assets and liabilities of ARK Genomic Revolution, a series of ARK ETF Trust (the “Fund”), as of September 8, 2014. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of ARK Genomic Revolution ETF as of September 8, 2014 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 8, 2014

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ARK ETF TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of Registrant dated June 7, 2013[1]

(2)	Agreement and Declaration of Trust of Registrant[2]

(b)	By-laws of the Registrant[2]

(c)	Not applicable.

(d)	Investment Advisory Agreement between Registrant and ARK Investment Management LLC[2]

(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC[2]

(2)	Distribution Services Agreement[2]

(f)	Not applicable.

(g)	Form of Custody Agreement between Registrant and The Bank of New York Mellon[3]

(h)	(1)	Supervision Agreement between Registrant and ARK Investment Management LLC[2]

(2)	Form of Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[3]

(3)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[3]

(4)	Form of Expense Limitation Agreement [4]

(i)	Opinion and Consent of Dechert LLP[3]

(j)	Consent of Independent Registered Public Accounting Firm[3]

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Code of Ethics of Registrant and ARK Investment Management LLC [3]

Other:

(1)	Powers of Attorney[2]

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement, SEC File No. 333-191019, filed on September 6, 2013.

[2]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 3, SEC File No. 333-191019, filed on September 2, 2014.

[3]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 4, SEC File No. 333-191019, filed on September 11, 2014.

[4]	Filed herewith.

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Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Reference is made to Section 9.5 of the Agreement and Declaration of Trust filed as an exhibit to this Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A.

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC is also the principal underwriter of the following investment companies:

1.	AdvisorShares Trust

2.	American Beacon Funds

3.	American Beacon Select Funds

4.	Avenue Mutual Funds Trust

5.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios

6.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios

7.	Bridgeway Funds, Inc.

8.	Broadmark Funds

9.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust

10.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

11.	Chilton Realty Income & Growth Fund, Series of Investment Managers Series Trust

12.	Context Capital Funds

13.	Direxion Shares ETF Trust

14.	Exchange Traded Concepts Trust II

15.	FlexShares Trust

16.	Forum Funds

17.	Forum Funds II

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18.	FQF Trust

19.	FSI Low Beta Absolute Return Fund

20.	Gottex Multi-Alternatives Fund - I

21.	Gottex Multi-Alternatives Fund - II

22.	Gottex Multi-Asset Endowment Fund - I

23.	Gottex Multi-Asset Endowment Fund – II

24.	Gottex Trust

25.	Henderson Global Funds

26.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)

27.	Horizons ETF Trust

28.	Infinity Core Alternative Fund

29.	Ironwood Institutional Multi-Strategy Fund LLC

30.	Ironwood Multi-Strategy Fund LLC

31.	Manor Investment Funds

32.	Nomura Partners Funds, Inc.

33.	Outlook Funds Trust

34.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

35.	Pine Grove Alternative Fund

36.	Pine Grove Alternative Institutional Fund

37.	Plan Investment Fund, Inc.

38.	PMC Funds, Series of Trust for Professional Managers

39.	Precidian ETFs Trust

40.	Quaker Investment Trust

41.	Renaissance Capital Greenwich Funds

42.	RevenueShares ETF Trust

43.	Salient MF Trust

44.	SharesPost 100 Fund, Inc.

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45.	Sound Shore Fund, Inc.

46.	Steben Alternative Investment Funds

47.	Steben Select Multi-Strategy Fund

48.	The Pennant 504 Fund

49.	The Roxbury Funds

50.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust

51.	Turner Funds

52.	Wintergreen Fund, Inc.

(b)	The following is a list of the officers, directors and partners of Foreside Fund Services, LLC:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Trust
Mark A. Fairbanks	President	N/A
Richard J. Berthy	Vice President, Treasurer and Manager	N/A
Jennifer E. Hoopes	Secretary	N/A
Nanette K. Chern	Vice President and Chief Compliance Officer	N/A
Lisa S. Clifford	Vice President and Managing Director of Compliance	N/A
Nishant Bhatnagar	Assistant Secretary	N/A

*	The principal business address for all listed persons is Three Canal Plaza, Suite 100, Portland, ME 04101.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York Mellon, One Wall Street, New York, NY 10286, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 and ARK Investment Management LLC, 155 West 19th Street, Fifth Floor, New York, NY 10011.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

C-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 16th day of September, 2014.

ARK ETF Trust

By:	/s/ Catherine D. Wood
Name:	Catherine D. Wood President and Chief Executive Officer
Title:

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on September 16, 2014.

Signature	Title

/s/ Scott R. Chichester*
Scott R. Chichester	Trustee

/s/ Darlene T. DeRemer*
Darlene T. DeRemer	Trustee

/s/ Robert G. Zack*
Robert G. Zack	Trustee

/s/ Catherine D. Wood
Catherine D. Wood	Trustee, President and Chief Executive Officer

/s/ William C. Cox
William C. Cox	Treasurer and Chief Financial Officer

*By:	/s/ Jane A. Kanter

Jane A. Kanter

Attorney-in-Fact

C-5

EXHIBIT INDEX

(h)(4)	Form of Expense Limitation Agreement

C-6